AXS All Terrain Opportunity Fund

Class I Shares: TERIX

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated April 21, 2023, to the

Summary Prospectus dated February 1, 2023.

Effective immediately, the “Average Annual Total Returns” for the AXS All Terrain Opportunity Fund table beginning on page 6 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Average Annual Total Returns (for Period Ended December 31, 2022)	One Year	Five Years	Since Inception (11/3/2014)
Class I Shares Return Before Taxes	(5.92)%	2.26%	2.67%
Class I Shares Return After Taxes on Distributions*	(5.92)%	0.71%	1.39%
Class I Shares Return After Taxes on Distributions and Sale of Fund Shares*	(3.50)%	1.16%	1.57%
Wilshire Liquid Alternatives Global Macro Index TR (reflects no deduction for fees, expenses or taxes)**	7.99%	2.68%	1.79%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Prior to September 16, 2016, Class I Shares were subject to a 5.75% sales charge which is not reflected in the total return figures.
**	Effective April 21, 2023, the Fund changed its performance benchmark to the Wilshire Liquid Alternatives Global Macro Index TR. AXS Investments LLC, the Fund’s advisor, believes the Wilshire Liquid Alternatives Global Macro Index TR is an appropriate benchmark for the strategy employed by the Fund, provides similar information to the prior benchmark index and delivers better value to shareholders.

Please file this Supplement with your records.